UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2012

Hertz Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Brae Boulevard, Park Ridge, New Jersey	07656-0713
(Address of principal executive offices)	(Zip Code)

(201) 307-2000
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.       Completion of Acquisition or Disposition of Assets.

As previously disclosed, Hertz Global Holdings, Inc., a Delaware corporation (“Hertz”), entered into an Agreement and Plan of Merger, dated as of August 26, 2012 (the “Merger Agreement”), with Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), and HDTMS, Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Hertz.  In accordance with the terms of the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of the Company’s common stock, par value $0.01 per share (each, a “Share”), at a purchase price of $87.50 per Share, net to the seller in cash, without interest and less any required withholding taxes (the “Offer Price”), on the terms and subject to the conditions provided for in the Offer to Purchase, dated September 10, 2012 (as amended and supplemented, the “Offer to Purchase”) and the related Letter of Transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

Computershare Trust Company, N.A., the depositary for the Offer has indicated that a total of 27,956,234 Shares were validly tendered and not properly withdrawn pursuant to the Offer (which includes shares subject to guaranteed delivery procedures), representing approximately 99.6% of the Shares outstanding.  All Shares that were validly tendered and not withdrawn pursuant to the Offer have been accepted for payment.

On November 19, 2012, Hertz completed the acquisition of Dollar Thrifty pursuant to the terms of the Merger Agreement. Purchaser merged with and into the Company, with the Company continuing as the surviving corporation as a wholly owned subsidiary of Hertz (the “Merger”).  In order to accomplish the Merger as a short-form merger, Purchaser exercised its “top-up” option pursuant to the Merger Agreement, which permitted Purchaser to purchase additional Shares directly from the Company.  Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time was converted into the right to receive $87.50 in cash, without any interest and less any required withholding taxes (which is the same amount per Share that will be paid in the Offer) except for (1) Shares owned by the Company or any of its subsidiaries (or held in the Company’s treasury) or owned by Hertz or Purchaser or any of their respective subsidiaries, which were canceled and cease to exist, and (2) Shares owned by the Company’s stockholders who perfected their appraisal rights under the General Corporation Law of the State of Delaware.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Hertz with the Securities and Exchange Commission (the “SEC”) on August 27, 2012, and is incorporated herein by reference as Exhibit 2.1.

Item 7.01.   Regulation FD Disclosure.

On November 20, 2012, Hertz posted to its website a summary of the divestiture agreement that Hertz entered into with the Federal Trade Commission in connection with the acquisition of Dollar Thrifty, a list of related frequently asked questions and PowerPoint slides.  A copy of these materials is also attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.       Other Events.

A copy of the press release issued by Hertz on November 16, 2012 regarding the expiration and results of the Offer and filed as Exhibit (a)(5)(U) to Schedule TO-T/A filed by Hertz with the SEC on November 16, 2012 is incorporated herein by reference as Exhibit 99.4.

On November 20, 2012, Hertz issued a press release regarding the completion of the acquisition of Dollar Thrifty.  A copy of the press release is furnished as Exhibit 99.5 hereto and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  Financial statements of the business acquired will be filed by amendment to this Current Report no later than 71 calendar days after the date that this Report is required to be filed.

(b)  Pro Forma Financial Information.  Pro forma financial information will be filed by amendment to this Current Report no later than 71 calendar days following the date that this Report is required to be filed.

(d)  Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Global Holdings, Inc., HDTMS, Inc. and Dollar Thrifty Automotive Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hertz Global Holdings, Inc. on August 27, 2012).

99.1	Summary of Hertz Global Holdings, Inc.’s Divestiture Agreement with the Federal Trade Commission.*

99.2	Frequently Asked Questions Relating to Hertz Global Holdings, Inc.’s Divestiture Agreement with the Federal Trade Commission.*

99.3	PowerPoint Slides Relating to Hertz Global Holdings, Inc.’s Divestiture Agreement with the Federal Trade Commission.*

99.4	Press Release issued November 16, 2012 (incorporated herein by reference to Exhibit (a)(5)(U) to Schedule TO-T/A filed by Hertz Global Holdings, Inc. on November 16, 2012).

99.5	Press Release issued November 20, 2012.*

*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.,
(Registrant)

By:	/s/ J. Jeffrey Zimmerman
Name: J. Jeffrey Zimmerman
Title: Senior Vice President, General Counsel & Secretary

Date:  November 20, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Global Holdings, Inc., HDTMS, Inc. and Dollar Thrifty Automotive Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hertz Global Holdings, Inc. on August 27, 2012).

99.1	Summary of Hertz Global Holdings, Inc.’s Divestiture Agreement with the Federal Trade Commission.*

99.2	Frequently Asked Questions Relating to Hertz Global Holdings, Inc.'s Divestiture Agreement with the Federal Trade Commission.*

99.3	PowerPoint Slides Relating to Hertz Global Holdings, Inc.’s Divestiture Agreement with the Federal Trade Commission.*

99.4	Press Release issued November 16, 2012 (incorporated herein by reference to Exhibit (a)(5)(U) to Schedule TO-T/A filed by Hertz Global Holdings, Inc. on November 16, 2012).

99.5	Press Release issued November 20, 2012.*

* Filed herewith